SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 3, 2005



                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)




                                    MISSOURI
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                 (State or other jurisdiction of incorporation)



              000-23213                                   43-1718931
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     (Commission File Number)            (I.R.S. Employer Identification Number)

13705 SHORELINE COURT EAST, EARTH CITY, MO                    63045
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(Address of principal executive offices)                   (Zip Code)




                                 (314) 344-0010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On February 3, 2005, Young Innovations, Inc. issued a press release announcing record results for the fourth quarter and declaring quarterly dividend. A copy of the press release is furnished herewith as Exhibit 99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                        99.1        Earnings Press Release issued February 3,
                                    2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                YOUNG INNOVATIONS, INC.


                                                By:  /s/ Christine Boehning
                                                   -----------------------------
                                                   Christine Boehning
                                                   Vice President and Chief
                                                   Financial Officer

Dated:  February 5, 2005